Rule 497(e)

Registration Nos. 333-176976 and 811-22245

FIRST TRUST EXCHANGE-TRADED FUND III
(the “Trust”)

FIRST TRUST HORIZON MANAGED VOLATILITY DOMESTIC ETF
FIRST TRUST HORIZON MANAGED VOLATILITY DEVELOPED INTERNATIONAL ETF
(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 30, 2018

DATED DECEMBER 17, 2018

1.       Notwithstanding anything to the contrary in the Funds’ prospectus, the third sentence of the second paragraph of the section entitled “First Trust Horizon Managed Volatility Domestic ETF (HUSV)-Summary Information-Principal Investment Strategies” is replaced in its entirety with the following:

The Sub-Advisor targets 50-200 securities for inclusion in the portfolio based on future expected volatility.

2.       Notwithstanding anything to the contrary in the Funds’ prospectus, the third sentence of the third paragraph of the section entitled “First Trust Horizon Managed Volatility Developed International ETF (HDMV)-Summary Information-Principal Investment Strategies” is replaced in its entirety with the following:

The Sub-Advisor targets 100-400 securities for inclusion in the portfolio based on future expected volatility.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE